Federated Government Fund
 (A Portfolio of Federated Total Return Series, Inc.)
Institutional Shares
Institutional Service Shares
Supplement to the prospectuses dated November 30, 1997

The following information is a supplement to your prospectus dated November 30, 1997. We're providing it to advise you of a change in the name of Federated Government Fund and a change to the Fund's non-fundamental investment policy that were recently approved by the Fund's Board of Directors. Both of these changes are effective as of June 30, 1998.

1. Effective June 30, 1998, Federated Government Fund will be renamed Federated Mortgage Fund. All references in your prospectus to Federated Government Fund should be changed to Federated Mortgage Fund.

2. Please delete the first five sentences of the sub-section entitled "Investment Policies" under the section entitled "Investment Information" on page 3 of the prospectus, beginning with "The Fund pursues this investment objective..." up to and including "...these investment policies become effective." and replace with the following:

      "The Fund pursues this investment objective by investing in mortgage-backed securities. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in mortgage-backed securities. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Unless indicated otherwise, the investment policies may be changed by the Directors without the approval of shareholders. Shareholders will be notified before any material change in these investment policies becomes effective."

3. Please delete the sub-section entitled "Acceptable Investments" under the section entitled "Investment Policies" on page 3 of the prospectus in its entirety and replace it with the following:

      "The securities in which the Fund invests include :

     direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     notes, bonds, discount notes and mortgage-backed securities issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

     notes, bonds, discount notes and mortgage-backed securities of U.S. government agencies or instrumentalities which receive or have access to federal funding;

     notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities;

     asset-backed securities and commercial mortgage securities rated BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard and Poor's"), or Fitch Investors Service, Inc. ("Fitch"), or which are of comparable quality in the judgment of the adviser; and

     mortgage-backed securities issued by private entities (including commercial
     and   residential   mortgage-backed   securities,   and  home  equity  loan
     securities).

     The prices of fixed income securities fluctuate inversely to the direction of interest rates."

4. Please delete the sub-section entitled "Asset-Backed Securities" under the section entitled "Investment Policies" on page 5 of the prospectus in its entirety and replace it with the following:

      "Asset Backed Securities

      Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans. The Fund may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, or manufactured housing (mobile home) leases. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee."

                                                                   June 30, 1998





    Federated Securities Corp., Distributor

    Federated Investors, Inc.
    Federated Investors Tower
    1001 Liberty Avenue
    Pittsburgh, PA 15222-3779

    1-800-341-7400

     Cusip 31428Q804
     Cusip 31428Q887
     G02368-01 (6/98)







FEDERATED GOVERNMENT FUND
(A Portfolio of Federated Total Return Series, Inc.)
Institutional Shares
Institutional Service Shares
Supplement to the Combined Statement of Additional Information dated November 30, 1997

1. Effective June 30, 1998, Federated Government Fund will be renamed Federated Mortgage Fund. All references to Federated Government Fund in your combined Statement of Additional Information should be changed to Federated Mortgage Fund.

2. Please replace the first sentence under "Types of Investments" on page 1 with the following:

     "The  Fund  will  invest   primarily   in  mortgage   and   mortgage-backed
securities."

                                                                   June 30, 1998



[GRAPHIC OMITTED]

     Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors Inc.

     Cusip 31428Q804
     Cusip 31428Q887
     G02368-02 (6/98)